Company Contact:
Michael Anthofer
Chief Financial Officer
408-321-6711

Investor Relations Contact:
Moriah Shilton
Sr. Director, Investor Relations
408-321-6713

Media Contact:
The Abernathy MacGregor Group
Tom Johnson / 212-371-5999
Jim Lucas or Amy Feng / 213-630-6550

TESSERA UPDATES STATUS OF ANNUAL MEETING

SAN JOSE, Calif., Jan. 31, 2012 -- Tessera Technologies, Inc. (Nasdaq: TSRA) (the “Company”) today confirmed that its annual meeting will be held on Friday, March 30, 2012 at the Company’s principal executive offices. The Company also announced that after a series of discussions with Starboard Value LP, together with its affiliates (collectively “Starboard”), Starboard has agreed in writing to rescind its nomination notice for the election of directors at the upcoming 2012 Annual Meeting of Stockholders.

“We look forward to continuing our dialogue with Starboard and our other stockholders,” said Robert A. Young, chief executive officer and president, Tessera Technologies, Inc. “We expect to capitalize on the changes made in 2011 to drive stockholder value in 2012 and beyond. We are committed to executing our previously disclosed strategic plans for our businesses and achieving the milestones we have set for ourselves, including a design win for our MEMS optical imaging technology in a mobile phone in the first half of 2012 and announcing major steps toward high-volume manufacturing of devices using this MEMS technology in the second half of 2012.”

“After constructive discussions with Tessera Technologies, Inc., we have decided not to move forward with the nomination of directors at the 2012 annual meeting. Based on the Company’s strategy and commitments for 2012, we believe it makes sense to allow management time to execute their plans,” said Peter A. Feld, Managing Member, Portfolio Manager and Head of Research at Starboard. “We are hopeful that 2012 will represent an inflection point for the Company and we look forward to continuing to engage in dialogue with management over the coming quarters.”

The Company also announced it intends to file its definitive proxy statement on or about Feb. 17, 2012.

Safe Harbor Statement

This press release contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause actual results to differ significantly from those projected, particularly with respect to stockholder value, market opportunities; use of the Company’s technology in additional applications; growth opportunities and strategies; growth drivers; expansion into vertical and other markets; the characteristics, benefits, features, disruptive qualities and potential of the Company’s technologies and products, including with respect to strategic plans and milestones for the Intellectual Property and DigitalOptics businesses and the execution of such, design wins relating to our MEMS optical imaging technology and the manufacturing of devices using the MEMS technology. Material factors that may cause results to differ from the statements made include changes to the plans or operations relating to the Company’s businesses, market or industry conditions; the future expiration of license agreements and the cessation of related royalty income; the failure, inability, or refusal of licensees to pay royalties; delays, setbacks or losses relating to the Company’s intellectual property or intellectual property litigation, or any invalidation or limitation of key patents; fluctuations in operating results due to the timing of new license agreements and royalties, or due to legal costs; changes in patent laws, regulation or enforcement, or other factors that might affect the Company’s ability to protect or realize the value of its intellectual property; the risk of a decline in demand for semiconductor products; failure by the industry to adopt technologies covered by the Company’s patents; and the future expiration of the Company’s patents. You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this release. The Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended Dec. 31, 2010 and Form 10-Q for the period ended Sept. 30, 2011, include more information about factors that could affect the Company’s financial results. The Company assumes no obligation to update information contained in this press release. Although this release may remain available on the Company’s website or elsewhere, its continued availability does not indicate that the Company is reaffirming or confirming any of the information contained herein.

About Tessera Technologies, Inc.

Tessera Technologies, Inc. is a holding company for two businesses. The Company’s Intellectual Property reporting segment (formerly known as Micro-electronics) is a patent licensing business that owns patents generated in over 20 years of semiconductor packaging research and development. The Company’s other reporting segment, DigitalOptics (formerly known as Imaging & Optics), offers camera module solutions that provide cost-effective, high-quality camera features, including extended depth of field (EDoF), zoom, image enhancement, optical image stabilization and MEMS-based auto-focus. These technologies can be applied to mobile and wireless products as well as vertical markets such as, automotive, medical and security. Tessera Intellectual Property Corp. manages the operations of the Company’s Intellectual Property reporting segment, including the patent portfolios of Tessera, Inc. and Invensas Corporation. The Company’s DigitalOptics reporting segment is operated through DigitalOptics Corporation and its subsidiaries. The Company is headquartered in San Jose, California. For more information call 1-408-321-6000 or go to www.tessera.com.

Tessera, Tessera, Inc., the Tessera logo, DigitalOptics Corporation, and Invensas Corporation are trademarks or registered trademarks of affiliated companies of Tessera Technologies, Inc. in the United States and other countries. All other company, brand and product names may be trademarks or registered trademarks of their respective companies.

Additional Information and Where to Find It

Tessera Technologies, Inc. (the “Company”), its directors and certain executive officers and employees may become participants in the solicitation of proxies from stockholders in connection with the Company’s 2012 Annual Meeting of Stockholders (the “Annual Meeting”). The Company plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting (the “2012 Proxy Statement”).

Robert J. Boehlke, John B. Goodrich, David C. Nagel, Kevin G. Rivette, Anthony J. Tether, and Robert A. Young, all of whom are members of the Company’s Board of Directors, and Michael Anthofer, Executive Vice President and Chief Financial Officer, Bernard J. Cassidy, Executive Vice President, General Counsel and Secretary and Moriah Shilton, Senior Director, Investor Relations, may become participants in the Company’s solicitation. Information regarding the Company’s directors’ and executive officers’ respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement relating to the 2011 annual meeting of stockholders. No other participants own in excess of 1% of the Company’s common stock.

Additional information regarding the interests of the Company’s directors and executive officers will be included in the 2012 Proxy Statement and other relevant documents to be filed with the SEC in connection with the Annual Meeting.

Promptly after filing its definitive 2012 Proxy Statement with the SEC, the Company will make available the definitive 2012 Proxy Statement and a proxy card to each stockholder entitled to vote at the Annual Meeting. STOCKHOLDERS ARE URGED TO READ THE 2012 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, copies of the definitive 2012 Proxy Statement and any other documents filed by the Company with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov), at the Company’s website (http://ir.tessera.com/sec.cfm) or by writing to the Secretary, Tessera Technologies, Inc., 3025 Orchard Parkway, San Jose, California 95134.

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